Exhibit 99.1

Indoor Harvest Corporate Update

October 7, 2022

AUSTIN – The management teams of Indoor Harvest Corp. (OTCPK: INQD) (“Indoor Harvest”) and Electrum Partners, LLC continue to work towards the completion of the transaction as previously communicated.

As the due diligence process has continued, increased focus on post-transaction international supply chain and distribution channels has opened additional previously unanticipated opportunities. The companies are working together to better understand and explore these potential opportunities from a domestic and international perspective and will continue due diligence with the desire and goal to complete the process as quickly as possible.

INQD CEO, Leslie Bocskor, stated “Progress is good. Responsible progress is a must. We will take the required time to assess and evaluate, bearing in mind the mutual goal of maximizing the returns of all potential opportunities, while being cognizant of tax issues, structural issues, due diligence, audit and other financial, governance, capitalization, communications, and compliance components of the proposed transaction.”

We continue to operate within a framework of building long-term value, and are doing the heavy lifting daily to achieve, and even exceed our own internal expectations. Our commitment to quality, integrity, and shareholder value remains at the forefront of our focus. Our initially targeted October 7th date to consummate the transaction between Indoor Harvest and Electrum Partners will be delayed in a responsible manner with the goal to formally complete this transaction as quickly as possible. The Company will continue to communicate updates as we progress towards these goals.

About Indoor Harvest: Indoor Harvest Corp. (OTCPK: INQD) is branded under the name Indoor Harvest® The Company incorporates development of proprietary technology, mergers, acquisitions, strategic partnerships, and joint ventures as part of a broad integration strategy. As a platform, Indoor Harvest Corp. cultivates synergistic partnerships within related industries, providing an opportunity to be part of a more significant play, sharing intellectual capital, technology, access to new capital markets, and liquidity for owners.

Forward Looking Statements: This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives, and expectations with respect to future operations, products, and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof. You are also urged to carefully review and consider the various risks and other disclosures discussed in our reports filed with the U.S. Securities and Exchange Commission from time to time, which attempt to advise interested parties of the factors that affect our business. Except to the extent otherwise required by federal securities laws, we do not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof. Risks include but are not limited to general risks associated with mergers, acquisitions, joint ventures, and strategic alliances; lack of sufficient capital, changes in U.S. hemp and related laws; possible impairment of assets, COVID and more.